united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212 995-8300

Date of fiscal year end:12/31

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Semi-Annual Report
June 30, 2015

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

In the June 22nd, 2015 edition of Barron’s Ben Levisohn wrote a very interesting column that quite aptly describes the stock market’s performance since the start of the year:

The Pause That Refreshes

Waiting can make something more exciting, but wait too long and anxiety sets in. That’s true whether you’re waiting for a loved one at the airport-or for the stock market to finally make a move. If it feels as if the Standard & Poor’s 500 has been in a rut, well it has. No matter what has happened - an icy economy, oil’s collapse, the dollar’s rise - the market has kept us on the edge of our seats with its extended pause. That’s starting to take a toll. Investors have lost that bullish feeling; at least one has gone so far as to buy massive amounts of insurance, in case the market finally heads lower. But here’s the thing: The longer the S&P 500 stays in place, the more likely it is to head higher.

You’re not imagining the malaise that has gripped the S&P 500. The index hasn’t been down more than 3.2% or up more than 3.5% in 2015. That is the closest it has stayed to the starting line this far into the year, according to Bespoke Investment Group. In fact there have been just three years-1952, 1993, and 2004 - when the index hasn’t been up or down more than 5% at any point through early June. And the little guy isn’t feeling so great either: Just 25% of respondents to the latest American Association of Individual Investors sentiment survey called themselves bullish. That’s the seventh week in a row that the percentage of bulls was under 30%, the longest such streak since 2003.

There might be something not nefarious at work. From 2012 through 2014, the S&P gained 18% a year, while earnings grew by just 5%, according to David Rosenberg, chief economist and strategist at Gluskin Sheff. The market is now in a resting period where the “E” (earnings) has to play some catch-up to the “P” (price), he explains... Paul Hickey of Bespoke Investment Group looked at the 10 years during which the S&P 500 stayed closest to where it had started during the first 117 days. He found that it has risen 6.6% on average, in the rest of those ten years. Says Hickey: “A sideways market can be a correction in time, not price. Expect things to drift higher from here.” Good things come to those who wait. Time will tell if that old adage holds true.

Second Quarter 2015 Performance

The stock market’s second quarter performance was negatively impacted by a variety of factors including a tepid economy, a continuing weakness in the price of oil, the dollar’s advance and of course Greece, a country whose population approximates 11 million (roughly the size of Ohio).

Utilities were the worst performing sector in the second quarter declining by 5.80%, followed by industrials which dropped by 2.23% and energy which fell by 1.88%. In a rising interest rate environment, utility stocks tend to significantly underperform. Last year when interest rates were more docile this sector advanced by 28.98%. Through June 30th, the utility sector has declined by more than 10%. Health care, consumer discretionary and financials were the best performers advancing 2.84%, 1.92% and 1.72% respectively. Five out of the ten sectors that comprise the S&P 500 were in the red.

The best performing index in Q-2 was the nasdaq, a technology laden index which advanced by 1.75%, and the worst performer was the DJ Industrial Average which declined 0.29%. The S&P 500 posted a 0.28% gain. The Boyar Value Fund declined by .60% for the

6 East 32st Street ● 7th Floor ● New York, NY 10016 ● P. 212.995.8300 ● F. 212.995.5636
www.BoyarValueGroup.com

quarter. The Boyar Value Fund is up 1.53% for the first half of the year versus 1.23% for the S&P 500. We outperformed in the first half despite an average cash position of 14.62% through June 30th.

Our lack of exposure to high flying tech names negatively impacted our performance. It is worth noting that the performance of the major averages (due to how they are weighted) does not tell the whole story of how the stock market as a whole performed. Despite being in the red for the year, approximately 20% of the stocks in the S&P 500 have declined 20% or more. This means that ~20% of the stocks that comprise the S&P 500 are currently in bear market territory.

A Look Ahead

In our first quarter letter we opined on a number of factors that we thought could influence the direction of the market during the remainder of 2015. We still believe these factors remain relevant, and thought it would be a good idea to revisit a few of them. We also thought we should comment briefly on Greece and China.

Volatility

During 2014, the U.S. stock market experienced some stomach-churning bouts of restlessness and at least three rounds of dips in the S&P 500 of more than 5 percent. The early part of October saw that index decline by almost 10%, before rallying to new all-time highs. During the first two quarters of the current year we have already experienced a number of 2%-3% declines...expect more of the same. One more point: although the S&P 500 is within a couple of percent of its all-time high, 100 of the 500 stocks that comprise that index have declined by 20% or more over the past year.

The Strong U.S. Dollar

Although it is true the U.S. economy as a whole is not overly exposed to exports, however, many of our largest and most influential companies are. This could possibly lead to an erosion of confidence on the part of CEO’s with the potential to slow both investment decisions and future domestic growth. As we indicated in last year’s letter to clients, large U.S. based entities doing business abroad will be adversely impacted by a rising dollar. During the first half of the current calendar year a good many of these companies saw their common equity significantly underperform the Russell 2000, a basket of smaller businesses, who for the most part do little or no business outside the U.S. and are not faced with this headwind.

The Sharp Price Decline in Petro

The dramatic and swift decline in the price of oil is a double-edged sword. Consumers have enjoyed a significant windfall during the past year saving them as much as $75 billion. At some point this money will be spent. There is usually a lag time, however, before the consumer feels comfortable enough with this newfound wealth for them to actually spend it. Initially this money is saved. The U.S. savings rate has enjoyed a nice spike since the price of oil has nosedived. On the negative side, the slide in the price of oil has seen capital expenditures in this sector plummet, a reduction in oil related employment has commenced, and a slide in real estate prices in certain oil producing states has materialized. This is worrisome, since in the past few years some of the highest paying jobs have been created in the petroleum space.

Higher Interest Rates?

The Federal Reserve has made it abundantly clear that it intends to raise interest rates in the not too distant future. It has been widely thought the initial increase could come as early as September. However, the crisis in Greece may delay the first rate increase until the early part of next year.

China and Greece

China

We have been writing about the frothy housing market in China for quite some time. We indicated that the Chinese housing market currently has the same characteristics that the U.S. experienced in 2007: a significant oversupply of homes, coupled with home prices that are not affordable by the vast majority of Chinese citizens. In fact the average home price relative to what the average Chinese worker earns makes Beijing among the least affordable places to live on the planet.

China is now faced with yet another potential bubble. The Shanghai stock exchange has rocketed more than 80% over the past twelve months. Since hitting a seven year peak of 5,166.35 on June 12th, the market has fallen ~ . The decline has been triggered by a host of factors, including an unwinding of margin trading and concerns over lofty valuations. With the Chinese economy already showing signs of dramatically slowing, China cannot afford to have two bubbles burst at precisely the same moment in time.

Greece

The problem that Greece faces is more than five years old. In the simplest of terms Greece is bankrupt. Despite the latest “rescue” whether Greece remains in the European Union is anybody’s guess. The bigger question is if Greece cannot resolve its problems will there be a contagion effect similar to what happened when the Federal Reserve let Lehman Brothers fail? Will Portugal and Italy, for example, experience the same fate as Greece? The entities with the largest exposure to Greek debt appears to be the European banks. There is a good chance we will see how well prepared they are for this crisis in the not too distant future.

************************************

Competitive Returns (Unaudited)

Average Annual Returns
(Through 6/30/15)

					Since
	1 Year	3 Year	5 Year	10 Year	Inception*
At NAV	12.57%	16.98%	16.46%	6.29%	6.72%

Inclusive of sales charges	6.92%	14.99%	15.27%	5.75%	6.40%

After taxes on distribution	6.41%	14.71%	15.04%	5.41%	6.04%

After taxes on distribution

and the sale of shares	4.30%	11.75%	12.32%	4.62%	5.24%

S&P 500 Index	7.42%	17.31%	17.34%	7.89%	5.59%

*(5/5/98)

Cumulative Returns Since Inception
At NAV (5/5/98 through 6/30/15)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P 500 Total Return Index (“S&P 500 TR”) is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund (before fee waivers/expense reimbursements) as stated in the fee table in the Fund’s prospectus dated May 1, 2015 was 2.40%. The net annual operating expense ratio (after fee waivers/expense reimbursement) was 1.82% for the same period. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of June 30, 2015)
(as a percentage of total net assets)
(Unaudited)

COMMERCIAL SERVICES 0.7%
HOUSEWARES 0.9%
BEVERAGES 0.7%
HEALTHCARE SERVICES 0.4%
SEMICONDUCTORS 1.0%
OTHER/CASH EQUIVALENTS 14.7%
COMPUTERS 1.0%
REAL ESTATE 0.1%
MEDIA 16.5%
TELECOMMUNICATIONS 1.1%
MISCELLANEOUS MANUFACTURER 1.4%
RETAIL 14.8%
LEISURE TIME 1.5%
BANKS 8.2%
COSMETICS/PERSONAL CARE 1.7%
APPAREL 1.9%
PHARMACEUTICALS 6.5%
TRANSPORTATION 2.0%
DIVERSIFIED FINANCIAL SERVICES 4.3%
INTERNET 2.0%
INSURANCE 4.1%
HOUSEHOLD PRODUCTS/WARES 2.1%
FOOD 3.8%
ENTERTAINMENT 2.2%
LODGING 3.1%
SOFTWARE 3.3%

The composition of the Fund’s portfolio is subject to change.
Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Best regards,

Mark A. Boyar

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

Activities with respect to Distributor Services are conducted through Ladenburg Thalmann & Co. Inc, (“LTCO”) a member of the NYSE, NYSE AMEX and other principal exchanges. Member FINRA/SIPC.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2015

Shares		Value
	COMMON STOCK - 85.3%
	APPAREL - 1.9%
13,900	Hanesbrands, Inc.	$463,148

	BANKS - 8.2%
30,595	Bank of America Corp.	520,727
12,707	Bank of New York Mellon Corp.	533,313
4,430	Citigroup, Inc.	244,713
10,750	JPMorgan Chase & Co.	728,420
		2,027,173
	BEVERAGES - 0.7%
2,520	Molson Coors Brewing Co., Class B	175,921

	COMMERCIAL SERVICES - 0.7%
9,100	Western Union Co.	185,003

	COMPUTERS - 1.0%
1,500	International Business Machines Corp.	243,990

	COSMETICS/PERSONAL CARE - 1.7%
3,200	Edgewell Personal Care Co.	420,960

	DIVERSIFIED FINANCIAL SERVICES - 4.3%
8,500	Ameriprise Financial, Inc.	1,061,905

	ENTERTAINMENT - 2.2%
6,016	Madison Square Garden Co., Class A *	502,276
500	Marriott Vacations Worldwide Corp.	45,875
		548,151
	FOOD - 3.8%
3,000	Campbell Soup Co.	142,950
3,000	Kraft Foods Group, Inc.	255,420
9,000	Mondelez International, Inc., Class A	370,260
5,000	Sysco Corp.	180,500
		949,130

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2015

Shares		Value
	HEALTHCARE SERVICES - 0.4%
850	Laboratory Corp. of America Holdings *	$103,037

	HOUSEHOLD PRODUCTS/WARES - 2.1%
5,000	Clorox Co.	520,100

	HOUSEWARES - 0.9%
3,700	Scotts Miracle-Gro Co., Class A	219,077

	INSURANCE - 4.1%
10,586	Travelers Cos, Inc.	1,023,243

	INTERNET - 2.0%
11,600	Reis, Inc.	257,288
6,187	Yahoo!, Inc. *	243,087
		500,375
	LEISURE TIME - 1.5%
7,500	Carnival Corp.	370,425

	LODGING - 3.1%
10,000	Interval Leisure Group, Inc.	228,500
5,008	Marriott International, Inc., Class A	372,545
9,500	MGM Resorts International *	173,375
		774,420
	MEDIA - 16.5%
3,641	AMC Networks, Inc., Class A *	298,016
7,974	Cablevision Systems Corp., Class A	190,898
9,134	Comcast Corp., Special Class A	547,492
9,580	Discovery Communications, Inc., Class C *	297,746
9,000	Meredith Corp.	469,350
1,341	Time, Inc.	30,856
10,733	Time Warner, Inc.	938,172
4,370	Tribune Media Co.	233,314
9,500	Walt Disney Co.	1,084,330
		4,090,174

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2015

Shares		Value
	MISCELLANEOUS MANUFACTURER - 1.4%
13,000	General Electric Co.	$345,410

	PHARMACEUTICALS - 6.5%
7,500	Bristol-Myers Squibb Co.	499,050
2,500	Johnson & Johnson	243,650
25,500	Pfizer, Inc.	855,015
		1,597,715
	REAL ESTATE - 0.1%
3,700	Trinity Place Holdings, Inc. *	29,045

	RETAIL - 14.8%
5,000	Bed Bath & Beyond, Inc. *	344,900
6,000	Coach, Inc.	207,660
5,000	CVS Health Corp.	524,400
9,600	Home Depot, Inc.	1,066,848
5,000	Kohl’s Corp.	313,050
3,000	McDonald’s Corp.	285,210
19,100	Staples, Inc.	292,421
3,800	Target Corp.	310,194
29,787	Wendy’s Co.	335,997
		3,680,680
	SEMICONDUCTORS - 1.0%
8,000	Intel Corp.	243,320

	SOFTWARE - 3.3%
18,500	Microsoft Corp.	816,775

	TELECOMMUNICATIONS - 1.1%
10,000	Cisco Systems, Inc.	274,600

	TRANSPORTATION - 2.0%
5,000	United Parcel Service, Inc, Class B	484,550

	TOTAL COMMON STOCK (Cost - $11,384,240)	21,148,327

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 14.9%
2,878,856	Dreyfus Institutional Reserves Money Fund, 0.00% **	$2,878,856
821,497	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01% **	821,497
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,700,353)	3,700,353

	TOTAL INVESTMENTS - 100.2% (Cost - $15,084,593) (a)	$24,848,680
	LIABILITIES LESS OTHER ASSETS - (0.2)%	(52,730)
	NET ASSETS - 100.0%	$24,795,950

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal income tax purposes is $15,087,847 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$10,096,714
Unrealized depreciation:	(335,881)
Net unrealized appreciation:	$9,760,833

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2015

ASSETS
Investment securities, at cost	$15,084,593
Investment securities, at value	$24,848,680
Dividends and interest receivable	10,541
Receivable for Fund shares sold	6,583
Prepaid expenses and other assets	9,958
TOTAL ASSETS	24,875,762

LIABILITIES
Management fees payable	6,463
Advisory fees payable	6,959
Distribution fees (12b-1) payable	12,439
Accrued administration fees	5,930
Accrued accounting fees	3,018
Accrued custody fees	2,572
Accrued professional fees	1,320
Accrued expenses and other liabilities	41,111
TOTAL LIABILITIES	79,812
NET ASSETS	$24,795,950

Net Assets Consist Of:
Paid in capital	$14,875,452
Accumulated net investment loss	(10,324)
Accumulated net realized gain from security transactions	166,735
Net unrealized appreciation of investments	9,764,087
NET ASSETS	$24,795,950

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,068,965
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$23.20
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$24.42

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2015

INVESTMENT INCOME
Dividends	$203,842
Interest	21
TOTAL INVESTMENT INCOME	203,863

EXPENSES
Investment advisory fees	61,200
Management fees	61,200
Distribution (12b-1) fees	30,600
Administrative services fees	22,262
Professional fees	20,732
Transfer agent fees	15,546
Accounting services fees	11,901
Insurance expense	9,725
Directors’ fees and expenses	7,512
Compliance officer fees	6,879
Printing and postage expenses	4,711
Custodian fees	2,839
Registration fees	1,759
Other expenses	4,273
TOTAL EXPENSES	261,139

Fees waived by the Advisor	(23,476)
Fees waived by the Manager	(23,476)
NET EXPENSES	214,187
NET INVESTMENT LOSS	(10,324)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	109,715
Net change in unrealized appreciation of investments	258,876
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	368,591

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$358,267

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	June 30, 2015	December 31, 2014
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(10,324)	$(10,354)
Net realized gain from security transactions	109,715	294,655
Net change in unrealized appreciation on investments	258,876	2,430,174
Net increase in net assets resulting from operations	358,267	2,714,475

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains	—	(469,777)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	438,433	625,022
Net asset value of shares issued in reinvestment of distributions to shareholders	—	264,490
Payments for shares redeemed	(232,315)	(1,213,835)
Redemption fee proceeds	152	38
Net increase (decrease) in net assets from capital share transactions	206,270	(324,285)

TOTAL INCREASE IN NET ASSETS	564,537	1,920,413

NET ASSETS
Beginning of period	24,231,413	22,311,000
End of period *	$24,795,950	$24,231,413
* Includes accumulated net investment income (loss) of:	$(10,324)	$—

CAPITAL SHARE ACTIVITY
Shares Sold	18,825	29,774
Shares Reinvested	—	12,076
Shares Redeemed	(9,988)	(57,749)
Net increase (decrease) in shares outstanding	8,837	(15,899)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period

	Six Months		Year	Year	Year		Year		Year
	Ended		Ended	Ended	Ended		Ended		Ended
	June 30,		December 31,	December 31,	December 31,		December 31,		December 31,
	2015		2014	2013	2012		2011		2010
	(Unaudited)

Net Asset Value, Beginning of Period	$22.86		$20.73	$16.10	$13.44		$13.67		$11.58
Activity from investment operations:
Net investment income (loss)(1)	(0.01)		(0.01)	(0.03)	0.05		0.00	(2)	(0.04)
Net realized and unrealized gain on investments	0.35		2.58	4.82	2.66		0.01		2.10
Total from investment operations	0.34		2.57	4.79	2.71		0.01		2.06

Paid-in-Capital from Redemption Fees	0.00	(2)	0.00 (2)	0.00 (2)	—		—		0.03
Less distributions from:
Net investment income	—		—	—	(0.05)		—		—
Net realized gains	—		(0.44)	(0.16)	—		(0.22)		—
Paid in capital	—		—	—	(0.00	) (2)	(0.02)		—
Total distributions	—		(0.44)	(0.16)	(0.05)		(0.24)		—
Net Asset Value, End of Period	$23.20		$22.86	$20.73	$16.10		$13.44		$13.67

Total Return (3)	1.53	% (4)	12.52%	29.76%	20.16%		0.17%		18.05%
Net Assets, At End of Period	$24,795,950		$24,231,413	$22,311,000	$16,366,630		$13,372,592		$14,384,870
Ratio of gross expenses to average net assets (5)	2.13	% (6)	2.33%	2.31%	2.81%		2.98%		2.91%
Ratio of net expenses to average net assets	1.75	% (6)	1.75%	1.75%	1.75%		1.75%		1.75%
Ratio of net investment income (loss) to average net assets	(0.08	)% (6)	(0.05)%	(0.15)%	0.32%		0.00	% (7)	(0.26)%
Portfolio Turnover Rate	3	% (4)	3%	7%	5%		11%		20%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Advisor and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.

(6)	Annualized for periods less than one year.

(7)	Amount represents less than 0.01% per share.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

June 30, 2015

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

A Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2015 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$21,148,327	$—	$—	$21,148,327
Short-Term Investments	3,700,353	—	—	3,700,353
Total	$24,848,680	$—	$—	$24,848,680

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2015

recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012 - 2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $531,068 and $692,321, respectively.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2015

4.	TRANSACTIONS WITH AFFILIATES

Ladenburg Thalmann Fund Management LLC serves as the Fund’s manager (the “Manager”). Boyar Asset Management, Inc. (the “Advisor”) provides continuous advisory services to the Fund and Ladenburg Thalmann & Co., Inc. (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Advisor. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to an Investment Advisory Agreement among the Manager, the Advisor and the Fund, the Advisor agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Advisor an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Pursuant to a written contract, the Manager, the Advisor and the Distributor have agreed, until at least January 1, 2016, to waive a portion of their respective management fee, advisory fee and amounts, if any, payable to the Distributor pursuant to the Fund’s 12b-1 Plan (see below), and the Manager has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed 1.75% per annum of the Fund’s average daily net assets. During the term of this Agreement, to the extent that Operating Expenses incurred by the Fund in any fiscal year after waiver of advisory fees of the Advisor, management fees of the Manager and fees payable to the Distributor (“Rule 12b-1 fees”) exceed 1.75% per annum of the Fund’s average daily net assets, such excess amount shall be the liability of the Manager. For the six months ended June 30, 2015, the Manager and the Advisor each waived fees in the amount of $23,476.

To the extent Operating Expenses in any fiscal year do not exceed 1.75% per annum of the Fund’s average daily net assets, the management fee, advisory fee and Rule 12b-1 fees shall be payable by the Fund in the following order:

○	first, the Distributor shall be entitled to receive the Rule 12b-1 fees up to the amount payable under the Fund’s 12b-1 Plan; and

○	thereafter, the Manager and the Advisor shall each be entitled to receive a proportionate amount of their respective management fee and advisory fee up to the amounts payable under the Management Agreement or the Advisory Agreement, as applicable.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2015

If the Manager, the Advisor or the Distributor waives any fee or reimburses any expense pursuant to this Agreement, and the Fund’s Operating Expenses are subsequently less than 1.75% of average daily net assets, the Manager, the Advisor and the Distributor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.75% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor, the Manager and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of this Agreement (or any similar agreement). This Agreement may be continued from year to year thereafter provided each such continuance is specifically approved by the Fund, the Advisor, the Manager and the Distributor, including with respect to the Fund a majority of the non-interested Directors of the Fund; provided, however, that no party shall be obligated to extend the term of this Agreement. This Agreement shall terminate automatically with respect to the Fund and to the Advisor, the Manager or the Distributor upon the termination of the Advisory Agreement, the Management Agreement or the 12b-1 Plan, respectively.

As of December 31, 2014, the Manager, the Advisor, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$114,686	December 31, 2015
$129,274	December 31, 2016

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. For the six months ended June 30, 2015, the Distributor received $5,889 from front-end sales charges, of which $606 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”),

GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Fund are also officers of the Manager, Advisor or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2015

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. GFS’s share of such fees collected for the six months ended June 30, 2015 was $1,269. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Manager, the Advisor or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the six months ended June 30, 2015, the Fund assessed $152 in redemption fees. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. There were no such charges assessed for the six months ended June 30, 2015.

BOYAR VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

June 30, 2015

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2014	December 31, 2013
Ordinary Income	$31,102	$—
Long-Term Capital Gain	438,675	166,344
	$469,777	$166,344

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$60,274	$—	$—	$—	$9,501,957	$9,562,231

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain from security transactions is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(10,354)	$10,354	$—

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

BOYAR VALUE FUND, INC.

EXPENSE EXAMPLES (Unaudited)

June 30, 2015

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	1/1/15	6/30/15	1/1/15 – 6/30/15	1/1/15 – 6/30/15
Actual	$1,000.00	$1,015.30	$8.74	1.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.12	$8.75	1.75%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [181] divided by the number of days in the fiscal year [365].

**	Annualized.

PRIVACY notice

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■        Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-266-5566.

FUND MANAGER
Ladenburg Thalmann Fund Management, LLC
520 Madison Avenue, 9th Floor
New York, New York 10022

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
6 East 32nd Street, 7th Floor
New York, New York 10016

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 8/31/15

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 8/31/15

* Print the name and title of each signing officer under his or her signature.